SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 12, 2007

                               Delta Mutual, Inc.
               (Exact name of registrant as specified in charter)

                Delaware                                   000-30563
      (State or other jurisdiction                  (Commission File Number)
            of incorporation)


111 North Branch Street, Sellersville, Pennsylvania      18960
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (215) 258-2800


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement

      On April 5, 2007, the Company issued to a lender, a convertible promissory note in the aggregate principal amount of $266,000 due September 6, 2007 (the "Note"), initially convertible into an aggregate of 5,320,000 shares of Common Stock. The Note bears interest of 6% per annum and is convertible to shares of Common Stock at a conversion price of $0.05 per share, subject to adjustments for stock splits, combinations and like events.

THE ABOVE DESCRIPTION OF THE TERMS OF THE NOTE SUMMARIZES ONLY CERTAIN MATERIAL TERMS OF THE NOTE. FOR THE COMPLETE TERMS OF THE NOTE, REFERENCE IS HEREBY MADE TO THE FULL TEXT THEREOF FILED AS AN EXHIBIT TO THIS REPORT.


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Item 3.02. Unregistered Sales of Equity Securities

      The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                        Principal     Total Offering Price/
    Date               Title and Amount            Purchaser           Underwriter   Underwriting Discounts

March 12, 2007     111,040 shares of common     Private investor           NA           $13,880/NA
                   stock issued as payment of
                   accrued interest due as of
                   March 12, 2007, pursuant
                   to a convertible
                   promissory note in the
                   principal amount of
                   $100,000

April 5, 2007      $266,000 principal amount    Private investor           NA           $266,000/$26,600
                   of 6% convertible note due
                   September 6, 2007,
                   convertible into an
                   aggregate of 5,320,000
                   shares of common stock


The private placements of the Company's common stock to individual U.S. investors, and the offerings of notes, convertible notes and shares upon conversion of notes, to U.S. investors, are viewed as exempt under the provisions of Rule 506 of Regulation D under the Securities Act. The private placements of the Company's common stock and the offering of notes, convertible notes and shares upon conversion of notes to foreign investors, are viewed as exempt from registration under Regulation S of the Securities Act.



Item 9.01  Financial Statements and Exhibits

       (c)  Exhibits


        No.           Description of Exhibit
       ----           -------------------------
       4.7            6% Convertible Promissory Note due September 6, 2007,
                      issued in the aggregate principal amount of $266,000 on April 5, 2007.



                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Delta Mutual, Inc.


Date: April 11, 2007
                                By: /s/ Peter F. Russo
                                -------------------------------------
                                Peter F. Russo,
                                President and Chief Executive Officer

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